UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event Reported): April 5, 2024 (April 4, 2024)

Gladstone Capital Corporation
(Exact Name of Registrant as Specified in Charter)

Maryland	814-00237	54-2040781
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1521 Westbranch Drive, Suite 100 McLean, Virginia	22102
(Address of Principal Executive Offices)	(Zip Code)
(703)
287-5800
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	GLAD	The Nasdaq Stock Market LLC
7.75% notes due 2028	GLADZ	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or
Rule 12b-2 of
the Securities Exchange Act of 1934 (17
CFR §240.12b-2). Emerging
growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On April 4, 2024, Gladstone Capital Corporation (the “Company”) completed a
1-for-2
reverse stock split (the “Reverse Stock Split”) of the Company’s issued and outstanding common stock, par value $0.001 per share (“Common Stock”) by the filing of Articles of Amendment (the “Amendments”) with the State Department of Assessments and Taxation of Maryland pursuant to the Maryland General Corporation Law. The Reverse Stock Split became effective at 4:05 p.m. Eastern Time on April 4, 2024. The Reverse Stock Split was effective for purposes of trading as of the opening of business on the Nasdaq Global Select Market on April 5, 2024.
As a result of the Reverse Stock Split, every two shares of Common Stock issued and outstanding were automatically combined into one new share of Common Stock. The Reverse
St
ock Split did not modify any rights or preferences of the shares of Common Stock. The Common Stock issued pursuant to the Reverse Stock Split remains fully paid and non-assessable.
The Reverse Stock Split did not affect the number of authorized shares of Common Stock or the par value of the Common Stock.
In lieu of issuing fractional shares, the Company’s transfer agent, Computershare Trust Company, N.A., will aggregate all fractional shares and sell them as soon as practicable after the Reverse Stock Split at then-prevailing prices on the open market. After this sale, record stockholders will receive a cash payment in an amount equal to their respective pro rata share of the total net proceeds of that sale. This cash payment may be subject to applicable U.S. federal, state and local income tax.
The Company’s Series A Preferred Stock was not subject to the Reverse Stock Split and remains unchanged.
The foregoing description of the Amendments does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amendments, which are filed herewith as Exhibits 3.1 and 3.2 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

3.1	Articles of Amendment to the Articles of Incorporation

3.2	Articles of Amendment to the Articles of Incorporation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gladstone Capital Corporation

Date: April 5, 2024	By:	/s/ Nicole Schaltenbrand
Nicole Schaltenbrand
Chief Financial Officer & Treasurer